UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 2005


                          MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

        NEW JERSEY                   0-7405                      22-1937826
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(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08003
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       (Address of principal executive offices)                     (Zip Code)

(Registrant's telephone number, including area code): (856) 428-7952


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01. Other Events.

On September 6, 2005, Mediscience Technology Corp. announced that it had engaged the services of a United States investment banking firm as its exclusive placement agent for a proposed private placement on a best efforts basis of between $6 million and $10 million. The private placement is expected to commence during the fourth calendar quarter of 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Mediscience Technology Corp. dated September 6,
2006.



                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 7, 2005.

                                          MEDICSCIENCE TECHNOLOGY CORPORATION

                                         By:  Peter Katevatis________________
                                              Name: Peter Katevatis
                                              Title: Chairman of the Board and
                                                     Chief Executive Officer



                                  Exhibit Index

Exhibit No.  Description___________________________________________
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99.1         Press Release of Mediscience Technology Corp. dated
             September 6, 2005.


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